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                                                                      EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 33-40568, No. 33-40406 and No. 333-47575) of
ALARIS Medical, Inc. of our report dated March 2, 1998 appearing on page 37 of this Form 10-K.


PRICE WATERHOUSE LLP

San Diego, California
March 27, 1998